Exhibit (g)(1)(iii)

1801 California St., Suite 5200 Denver, Colorado 80202 (720) 493-4256

March 20, 2023

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Attention:     Gregory V. Nikiforow

Re:	Master Custodian and Fund Accounting Agreement

Ladies and Gentlemen:

Reference is made to a Master Custodian and Fund Accounting Agreement dated January 1, 2011, as amended (the “Custodian Agreement”) by and among each registered investment management company party thereto (referred to therein as a “Fund”) and State Street Bank and Trust Company (“State Street”).

In accordance with Section 19.6, the Additional Portfolios provision, of the Custodian Agreement, the undersigned hereby requests that State Street act as Custodian for each separate series of each Fund as listed on Appendix A-1 attached hereto (“Portfolios”) under the terms of the Custodian Agreement. In connection with such request, the undersigned hereby confirms to you, as of the date hereof, its representations and warranties set forth in Section 19.7 of the Custodian Agreement.

Kindly indicate your acceptance of the foregoing by executing two (2) copies of this letter agreement, returning one and retaining one for your records.

Sincerely,

Transamerica Funds
Transamerica Series Trust
Transamerica Collective Trust Funds Transamerica Asset Allocation Collective Trust Funds Transamerica Asset Allocation Variable Funds
Transamerica Global Allocation Liquidating Trust

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Vice President and Chief Investment Officer, Advisory Services

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Gregory V. Nikiforow
Name:	Gregory V. Nikiforow
Title:	Vice President

Effective Date: March 31, 2023

Information Classification: Limited Access

APPENDIX A - 1

As of March 31, 2023

TRANSAMERICA FUNDS

FUND NAME

Transamerica ClearTrack® 2015

Transamerica ClearTrack® 2020

Transamerica ClearTrack® 2025

Transamerica ClearTrack® 2030

Transamerica ClearTrack® 2035

Transamerica ClearTrack® 2040

Transamerica ClearTrack® 2045

Transamerica ClearTrack® 2050

Transamerica ClearTrack® 2055

Transamerica ClearTrack® 2060

Transamerica ClearTrack® Retirement Income

Transamerica Asset Allocation–Conservative Portfolio

Transamerica Asset Allocation–Growth Portfolio

Transamerica Asset Allocation Intermediate Horizon

Transamerica Asset Allocation Long Horizon

Transamerica Asset Allocation–Moderate Growth Portfolio

Transamerica Asset Allocation–Moderate Portfolio

Transamerica Asset Allocation Short Horizon

Transamerica Balanced II

Transamerica Bond

Transamerica Capital Growth

Transamerica Core Bond (formerly, Transamerica Intermediate Bond)

Transamerica Emerging Markets Debt

Transamerica Emerging Markets Opportunities

Transamerica Energy Infrastructure

Transamerica Floating Rate

Transamerica Government Money Market

Transamerica High Yield Bond

Transamerica High Yield ESG

Transamerica High Yield Muni

Transamerica Inflation Opportunities

Transamerica Inflation-Protected Securities

Transamerica Intermediate Muni

Transamerica International Equity

Transamerica International Focus

Transamerica International Small Cap Value

Transamerica International Stock

Transamerica International Sustainable Equity

Transamerica Large Cap Value

Transamerica Large Core ESG

Transamerica Large Growth

Transamerica Large Value Opportunities

Transamerica Long Credit

Transamerica Mid Cap Growth

Transamerica Mid Cap Value

Transamerica Mid Cap Value Opportunities

Transamerica Multi-Asset Income

Transamerica Multi-Managed Balanced

Transamerica Short-Term Bond

Transamerica Small Cap Growth

Transamerica Small Cap Value

Transamerica Small/Mid Cap Value

Transamerica Stock Index

Transamerica Sustainable Bond

Transamerica Sustainable Equity Income

Information Classification: Limited Access

Transamerica Sustainable Growth Equity

Transamerica UltraShort Bond

Transamerica Unconstrained Bond

Transamerica US Growth

TRANSAMERICA SERIES TRUST

Fund Name

Transamerica 60/40 Allocation VP

Transamerica Aegon Bond VP (formerly, Transamerica PIMCO Total Return VP)

Transamerica Aegon Core Bond VP (formerly, Transamerica JPMorgan Core Bond VP)

Transamerica Aegon High Yield Bond VP

Transamerica Aegon Sustainable Equity Income VP

Transamerica Aegon U.S. Government Securities VP

Transamerica American Funds Managed Risk VP

Transamerica BlackRock Global Real Estate Securities VP

Transamerica BlackRock Government Money Market VP

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP (formerly, Transamerica QS Investors Active Asset Allocation - Conservative VP)

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP (formerly, Transamerica QS Investors Active Asset Allocation - Moderate Growth VP)

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP (formerly, Transamerica QS Investors Active Asset Allocation - Moderate VP)

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP (formerly, Transamerica Legg Mason Dynamic Allocation – Balanced VP)

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP (formerly, Transamerica Legg Mason Dynamic Allocation – Growth VP

Transamerica BlackRock iShares Edge 40 VP

Transamerica BlackRock iShares Edge 50 VP

Transamerica BlackRock iShares Edge 75 VP

Transamerica BlackRock iShares Edge 100 VP

Transamerica BlackRock Tactical Allocation VP

Transamerica Goldman Sachs 70/30 Allocation VP

Transamerica Goldman Sachs Managed Risk – Balanced ETF VP (formerly, Transamerica Managed Risk – Balanced ETF VP)

Transamerica Goldman Sachs Managed Risk – Conservative ETF VP (formerly, Transamerica Managed Risk – Conservative ETF VP)

Transamerica Goldman Sachs Managed Risk – Growth ETF VP (formerly, Transamerica Managed Risk – Growth ETF VP)

Transamerica International Focus VP

Transamerica Janus Balanced VP

Transamerica Janus Mid-Cap Growth VP

Transamerica JPMorgan Asset Allocation – Conservative VP

Transamerica JPMorgan Asset Allocation – Growth VP

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

Transamerica JPMorgan Asset Allocation – Moderate VP

Transamerica JPMorgan Enhanced Index VP

Transamerica JPMorgan International Moderate Growth VP

Transamerica JPMorgan Mid Cap Value VP

Transamerica JPMorgan Tactical Allocation VP

Transamerica Madison Diversified Income VP

Transamerica Market Participation Strategy VP

Transamerica Morgan Stanley Capital Growth VP

Transamerica Morgan Stanley Global Allocation VP

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

Information Classification: Limited Access

Transamerica MSCI EAFE Index VP
Transamerica Multi-Managed Balanced VP
Transamerica PIMCO Tactical – Balanced VP
Transamerica PIMCO Tactical – Conservative VP
Transamerica PIMCO Tactical – Growth VP
Transamerica PineBridge Inflation Opportunities VP
Transamerica ProFund UltraBear VP
Transamerica Rothschild & Co Large Cap Value VP
Transamerica S&P 500 Index VP
Transamerica Small/Mid Cap Value VP
Transamerica T. Rowe Price Small Cap VP
Transamerica TS&W International Equity VP
Transamerica WMC US Growth VP

TRANSAMERICA COLLECTIVE TRUST FUNDS

Fund Name

Transamerica Government Money Market – Collective Trust Fund

Transamerica High Quality Bond – Collective Trust Fund

Transamerica High Yield Bond – Collective Trust Fund

Transamerica Inflation-Protected Securities – Collective Trust Fund

Transamerica Intermediate Bond – Collective Trust Fund

Transamerica International Equity – Collective Trust Fund

Transamerica Large Core – Collective Trust Fund

Transamerica Large Growth – Collective Trust Fund

Transamerica Large Value Opportunities – Collective Trust Fund

Transamerica Mid Cap Growth – Collective Trust Fund

Transamerica Mid Cap Value Opportunities – Collective Trust Fund

Transamerica Small Cap Growth – Collective Trust Fund

Transamerica Small Cap Value – Collective Trust Fund

Transamerica Stock Index Fund – Collective Trust Fund

TRANSAMERICA ASSET ALLOCATION COLLECTIVE TRUST FUNDS

Fund Name

Transamerica Asset Allocation – Short Horizon – Collective Trust Fund

Transamerica Asset Allocation – Short/Intermediate Horizon – Collective Trust Fund

Transamerica Asset Allocation – Intermediate Horizon – Collective Trust Fund

Transamerica Asset Allocation – Intermediate/long Horizon – Collective Trust Fund

Transamerica Asset Allocation – Long Horizon – Collective Trust Fund

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Fund Name

Transamerica Asset Allocation – Intermediate Horizon Subaccount

Transamerica Asset Allocation – Intermediate/Long Horizon Subaccount

Transamerica Asset Allocation – Short Horizon Subaccount

TRANSAMERICA GLOBAL ALLOCATION LIQUIDATING TRUST

Information Classification: Limited Access